SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                              RIVER VALLEY BANCORP
                (Name Of Registrant As Specified In Its Charter)

                              RIVER VALLEY BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                              River Valley Bancorp

                                430 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                          To Be Held On April 17, 2002

     Notice is hereby  given that the Annual  Meeting of  Shareholders  of River
Valley Bancorp (the "Holding Company") will be held at 430 Clifty Drive, Madison, Indiana, on Wednesday, April 17, 2002, at 3:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of three directors of the Holding Company for terms expiring in 2005.

     2. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on February 19, 2002, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 2001, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.

                                By Order of the Board of Directors

                                /s/ Matthew P. Forrester

                                Matthew P. Forrester, President

Madison, Indiana
March 13, 2002

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                              River Valley Bancorp

                                430 Clifty Drive
                                  P.O. Box 1590
                           Madison, Indiana 47250-0590
                                 (812) 273-4949

                                ---------------
                                PROXY STATEMENT
                                ---------------

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                 April 17, 2002

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of River Valley Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on April 17, 2002, at 430 Clifty Drive, Madison, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of River Valley Financial Bank (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about March 13, 2002.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (Lonnie D. Collins, 430 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250-0590), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on February 19, 2002 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 809,951 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 19, 2002, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                                   Number of Shares
          Name and Address                          of Common Stock                        Percent
         of Beneficial Owner(1)                  Beneficially Owned (1)                   of Class
-----------------------------------------      --------------------------               ------------
First Bankers Trust Company, as Trustee                 91,889 (2)                         11.34%
1201 Broadway
Quincy, IL 62301

Jeffrey L.  Gendell                                     77,500 (3)                          9.57%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
237 Park Avenue, 9th Floor
New York, NY 10017

Wellington Management Company, LLP                      45,000 (4)                          5.56%
First Financial Fund, Inc.
75 State Street
Boston, MA 02109

----------------------------
(1) The information in this chart is based on Schedule 13D and 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

(2) These shares are held by the Trustee of the River Valley Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in the ESOP are entitled to instruct the Trustee how to vote shares held in their accounts under the ESOP. Unallocated shares held in a suspense account under the ESOP are required under the ESOP terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(3) These shares are held by Tontine Partners, L.P., a Delaware limited partnership. Tontine Management, L.L.C. is its general partner and Mr. Gendell is the managing member of the general partner. These persons share voting and investment power with respect to the shares.

(4) In a Schedule 13G filed with the SEC, the entities listed above indicate that they may be the beneficial owners of the foregoing shares. Wellington Management Company, LLP ("WMC"), is a Massachusetts limited partnership and a registered investment advisor. First Financial Fund, Inc. is one of its clients, with whom WMC shares investment power. First Financial Fund, Inc., Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-7503, has sole voting power with respect to these shares.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of seven members. The By-Laws provide that the directors are to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their principal domicile in either Jefferson County, Indiana or Trimble County, Kentucky, must have had a loan or deposit relationship with the Bank for a continuous period of twelve months prior to their nomination to the Board, and non-employee directors must have served as a member of a civic or community organization based in Jefferson County, Indiana or Trimble County, Kentucky for at least a continuous period of twelve months during the five years prior to their nomination to the Board.

     The three nominees for election as a director this year are Michael J. Hensley and Fred W. Koehler, each of whom currently serves as a director whose current term will expire upon completion of the election at the Annual Meeting, and L. Sue Livers, a new nominee to the Board, who will replace Earl W. Johann upon his retirement from the Board at the conclusion of the Annual Meeting. Michael J. Hensley, Fred W. Koehler and L. Sue Livers have been nominated to serve for three-year terms expiring in 2005.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.

                                                                             Common Stock
                                 Expiration of     Director of the           Beneficially
                                   Term as             Holding                Owned as of             Percentage
         Name                      Director         Company Since         February 19, 2002(1)         of Class
-----------------------          -------------     ---------------        --------------------        ----------
Director Nominees
-----------------
Michael J.  Hensley                  2005               1996                    12,344(2)                1.5%
Fred W.  Koehler                     2005               1996                    28,049(3)                3.4%
L. Sue Livers                        2005            New Nominee                   100                    .01%

Directors
Continuing in Office
--------------------
Robert W.  Anger                     2003               1996                    11,123(4)                1.4%
Jonnie L.  Davis                     2004               1997                     5,729(5)                 .7%
Matthew P. Forrester                 2003               1999                    17,644(6)                2.2%
Earl W.  Johann                      2002               1996                    16,172(7)                2.0%
Charles J. McKay                     2004               2000                     1,500(8)                 .2%

All directors and
executive officers
as a group (15 persons)                                                        147,387(9)               17.2%

---------------------------------

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes. These share figures include shares allocated to employees' accounts under the ESOP as of December 31, 2000.

(2) Of these shares, 5,000 are held jointly by Mr. Hensley and his spouse, 412 are held under the River Valley Bancorp Recognition and Retention Plan and Trust (the "RRP"), and 5,284 are subject to stock options granted under the River Valley Bancorp Stock Option Plan (the "Option Plan"). Excludes 1,072 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(3) Of these shares, 461 are held under the RRP and 5,760 shares are subject to stock options granted under the Option Plan. Excludes 1,191 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(4) Of these shares, 1,023 are held jointly by Mr. Anger and his spouse, 412 are held under the RRP, 5,284 are subject to stock options granted under the Option Plan, and 109 were held under the ESOP as of December 31, 2000. Excludes 1,072 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(5) Of these shares, 1,600 are held jointly by Mrs. Davis and her spouse, 275 are held under the RRP, and 2,756 are subject to stock options granted under the Option Plan. Excludes 715 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(6) Of these shares, 4,926 are held jointly by Mr. Forrester and his spouse, 3,000 are held under the RRP, 96 are held by him as custodian for his minor children, 5,000 are subject to a stock option granted under the Option Plan, and 517 were held under the ESOP as of December 31, 2000. Excludes 10,000 shares subject to stock options granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(7) Of these shares, 412 are held under the RRP and 5,284 are subject to stock options granted under the Option Plan. Excludes 1,072 shares subject to a stock option granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

(8) Includes 500 shares held jointly by Mr. McKay and his spouse and 1,000 shares subject to a stock option granted under the Option Plan.

(9) Of these shares, 9,161 are held under the RRP, 48,296 are subject to stock options granted under the Option Plan, and 8,873 were allocated to such persons under the ESOP as of December 31, 2000. Excludes 30,049 shares subject to stock options granted under the Option Plan which may not be exercised within 60 days following the Voting Record Date.

     Presented below is certain information concerning the director nominees of the Holding Company:

     Robert W. Anger (age 64) served as the Bank's Vice President -- Lending from August, 1995 until his retirement in January, 1999. Prior to that, Mr. Anger served as the Bank's President and Chief Executive Officer.

     Jonnie L. Davis (age 67) is retired. From July, 1995 to December, 1998, Ms. Davis served as an administrative assistant with Fewel, Pettitt, Bender & Associates, a surveying firm in Hanover, Indiana. From July 1994 to July 1995, Ms. Davis served as an accounting clerk for Stockdale Motors, an automobile retailer in Madison, Indiana. From April 1984 to December 1994, Ms. Davis served as a bookkeeping clerk for D&B Enterprises, a partnership involved in owning and operating apartment complexes and other nonresidential real estate ventures.

     Matthew P. Forrester (age 45) became President and Chief Executive Officer of the Holding Company and the Bank in October, 1999; theretofore he served as Senior Vice President, Treasurer and Chief Financial Officer of Home Loan Bank and Home Loan Bancorp in Fort Wayne, Indiana for more than five years.

     Sue Livers, M.S., R.D. (age 52) has served as Director of Nutrition Services, The King's Daughters' Hospital and Health Services since 1971.

     Michael J. Hensley (age 46) is a partner in the law firm Kemper, Collins & Hensley. Mr. Hensley served as a Compliance Officer, Assistant Trust Officer and the General Counsel to The Madison Bank & Trust Company from 1980 to January, 1989.

     Earl W. Johann (age 70) retired in 1999; previously he served as the President and Chairman of the Board of Madison Distributing Co. since 1979.

     Fred W. Koehler (age 61) is the former owner of Koehler Tire Co., a tire and automotive parts store in Madison, Indiana, and is the Jefferson County Auditor.

     Charles J. McKay (age 49) is a partner with the accounting firm Scott, Callicotte, & McKay LLC, which is based in Madison, Indiana.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 2001, the Board of Directors of the Holding Company acted by written consent or held meetings six times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, comprised of all directors except Matthew P. Forrester, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee met eight times during the fiscal year ended December 31, 2001.

     The Stock Compensation Committee administers the Option Plan and the RRP. The members of that Committee are all directors except Matthew P. Forrester. The Stock Compensation Committee met one time during the fiscal year ended December 31, 2001.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 2001, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company (the "Named Executive Officer") for the last two fiscal years. There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during the fiscal year ended December 31, 2001.

                                       Summary Compensation Table

                                                                             Long Term Compensation
                                             Annual Compensation                     Awards
                                     ------------------------------------    -----------------------
                                                                  Other                                   All
                                                                  Annual     Restricted   Securities     Other
Name and                  Fiscal                                 Compen-       Stock      Underlying    Compen-
Principal Position         Year      Salary ($)(2)    Bonus      sation(3)    Awards($)   Options(#)  sation($)(5)
------------------        ------     -------------    -----      ---------    ---------   ----------  ------------
Matthew P. Forrester,      2001         $122,892      $3,934       ---           ---            ---       $3,381
   President and Chief     2000         $106,239      $3,925       ---           ---          5,000       $  762
   Executive Officer (1)   1999         $ 24,044         ---       ---       $63,125 (4)     10,000       $  ---

------------------------------------
(1) Mr. Forrester became President and Chief Executive Officer on October 12, 1999.

(2)  Includes directors fees.

(3) The Named Executive Officer received certain perquisites, but, except as otherwise noted, the incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of his salary and bonus.

(4) The value of the restricted stock awards was determined by multiplying the fair market value of the Common Stock on the date the shares were awarded by the number of shares awarded. These shares vest over a five year period, commencing with the date of the grant. As of December 31, 2001, 3,000 shares of restricted stock with a value of $62,100 were held by Mr. Forrester. Dividends paid on the restricted shares are payable to the grantee as the shares are vested and are not included in the table.

(5) Constitutes matching contributions made by the Bank to the Holding Company's 401(k) Plan.

Stock Options

     The following table includes the number of shares covered by stock options held by Matthew P. Forrester as of December 31, 2001. Also reported are the values for "in-the-money" options (options whose exercise price is lower than the market value of the shares at fiscal year end) which represent the spread between the exercise price of any such existing stock options and the fiscal year-end market price of the stock.

                              Option Values as of 12/31/01
                              ----------------------------
                           Number of Unexercised         Value of Unexercised In-the-Money
                         Options at Fiscal Year End        Options at Fiscal Year End (1)
                       -------------------------------- ----------------------------------
Name                     Exercisable  Unexercisable(2)   Exercisable  Unexercisable(2)
---------------------  -------------- ----------------  ------------- ----------------
Matthew P. Forrester        5,000           10,000        $39,030         $75,370

------------------------
(1) Amounts reflecting gains on outstanding options are based on the average between the high and low prices for the shares on December 31, 2001, which was $20.70 per share.

(2) The shares represented could not be acquired by the Named Executive Officer as of December 31, 2001.

     No stock options were exercised by the Named Executive Officer during the fiscal year ended December 31, 2001.

     Employment Contracts

     Effective October 12, 1999, the Bank entered into an employment agreement with Matthew P. Forrester, the Bank's President and Chief Executive Officer. The agreement is for a three-year term and extends annually for an additional one-year term to maintain its three-year term if the Bank's Board of Directors determines to so extend it. Under the agreement, the employee receives an initial annual salary equal to his current salary, subject to increases approved by the Board of Directors. The agreement also provides, among other things, for the employee's participation in other bonus and fringe benefit plans available to other employees. The employee may terminate his employment upon ninety (90) days' prior written notice to the Bank. The Bank may discharge the employee for just cause (as defined in the agreement) at any time or in certain events specified by applicable law or regulations. If the Bank terminates the employee's employment for other than just cause or the employee is constructively discharged and such termination does not occur within twelve months after a change in control of the Bank or the Holding Company, the agreement provides for the employee's receipt of a lump-sum or periodic payment of an amount equal to the sum of (A) his base salary through the end of the then-current term, plus (B) his base salary for an additional twelve-month period, plus (C) in the employee's sole discretion and in lieu of continued participation in his employer's fringe benefit plans, cash in an amount equal to the cost of obtaining all health, life, disability and other benefits in which the employee would otherwise be eligible to participate. In the event the Bank terminates the employee's employment for other than just cause or the employee is constructively discharged within twelve months following a change in control of the Bank or the Holding Company, the agreement provides for the employee's receipt of a lump-sum payment of an amount equal to the difference between (A) the product of 2.99 times his "base amount" (as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code")) and (B) the sum of any other parachute payments, as determined under Section 280G(b)(2) of the Code. If the payments provided for under the agreement, together with any other payments made to the employee by the Bank, are determined to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation that would be paid to Mr. Forrester under the agreement if such agreement was terminated after a change in control of the Bank would be $358,800. The Holding Company has guaranteed the obligations of the Bank under this employment agreement.

Special Termination Agreements

     The Bank has entered into Termination Agreements with certain of its employees (the "Covered Employees"). The Termination Agreements have terms ending on February 1st of each year, subject to annual extension by the Board of Directors of the Bank, and provide that upon the termination of a Covered Employee's employment by the employer for other than cause or by the Covered Employee for constructive termination, or within 12 months following a "change in control" (as defined in the Termination Agreements) which occurs during the term of the applicable Termination Agreement, such Covered Employee shall be entitled to a lump sum payment of 100% of his or her base amount of compensation, as determined pursuant to Section 280G(b)(3) of the Code (the "Termination Benefit"). Covered Employees may elect to receive the Termination Benefit in semi-monthly payments over a twelve month period. The Termination Agreements also provide for continued life, health and disability coverage for Covered Employees until the expiration of twelve months following the termination of employment or until the Covered Employee obtains coverage from another employer, whichever occurs first. If a Covered Employee obtains coverage from another employer, and does not have substantially identical life, health and disability coverage, the Bank shall maintain substantially identical coverage on behalf of the Covered Employee for a period of twelve months.

Compensation of Directors

     Outside directors of the Holding Company are paid directors' fees of $250 for each meeting attended.

     All directors of the Bank are entitled to receive monthly director fees in the amount of $835 for their services. Jerry Allen also receives $850 per month as a Director Emeritus of the Bank. Outside directors of the Bank also receive fees in the amount of $250 for each special meeting of the Board. Total fees paid to or deferred by directors, former advisory directors, and Mr. Allen for the year ended December 31, 2001 were $89,160.

     The Bank's directors and directors emeritus may, pursuant to deferred compensation agreements, defer payment of some or all of such monthly directors' fees or salary for a maximum period of five years. Upon reaching the retirement age specified in their respective joinder agreements, directors who participate in the deferred compensation plan receive fixed monthly payments for a specific period ranging from 60 to 180 months, depending on the specific director's election in his joinder agreement, but may also elect to receive their benefits in a lump sum in the event of financial hardship. The agreements also provide for death and disability benefits.

     The Bank has purchased paid-up life insurance on the lives of directors and directors emeritus participating in the deferred compensation plan to fund benefits payable thereunder. The insurance is provided by Jefferson Pilot, Pacific Mutual, Southland and Transamerica. At December 31, 2001, the cash surrender value of the policies was carried on the books of the Bank at approximately $1,236,406. The Bank expensed $5,441 in connection with these agreements for the year ended December 31, 2001.

Transactions With Certain Related Persons

     The Bank has followed a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence and other loans. These loans are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The law firm Hensley, Walro, Collins and Hensley, based in Madison, Indiana, of which Michael J. Hensley, a director of the Holding Company, is a partner, serves as counsel to the Bank in connection with loan delinquencies and related matters. The Bank expects to continue using the services of this law firm for such matters in the current fiscal year.

Audit Committee Report, Charter, and Independence

     Audit Committee Report. The Audit Committee reports as follows with respect to the audit of the Holding Company's financial statements for the fiscal year ended December 31, 2001, included in the Holding Company's Shareholder Annual Report accompanying this Proxy Statement ("2001 Audited Financial Statements"):

     The Committee has reviewed and discussed the Holding Company's 2001 Audited Financial Statements with the Company's management.

     The Committee has discussed with its independent auditors (BKD, LLP (formerly Olive LLP)) the matters required to be discussed by Statement on Auditing Standards 61, which include, among other items, matters related to the conduct of the audit of the Holding Company's financial statements. BKD, LLP did not use any employees other than its full-time permanent employees on its audit of the Holding Company's 2001 Audited Financial Statements.

     The Committee has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditor's independence from the Holding Company and its related entities) and has discussed with the auditors the auditors' independence from the Holding Company. The Committee considered whether the provision of services by its independent auditors, other than audit services and reviews of Forms 10-Q, is compatible with maintaining the auditors' independence.

     Based on review and discussions of the Holding Company's 2001 Audited Financial Statements with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the Holding Company's 2001 Audited Financial Statements be included in the Holding Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     This Report is respectfully submitted by the Audit Committee of the Holding Company's Board of Directors.

                             Audit Committee Members
                             -----------------------
                        Robert W. Anger      Earl W. Johann
                        Jonnie L. Davis      Fred W. Koehler
                       Michael J. Hensley    Charles J. McKay

     Audit Committee Charter. The Board of Directors has adopted a written charter for the Audit Committee. The Board of Directors reviews and approves changes to the Audit Committee Charter annually.

     Independence of Audit Committee Members. The Holding Company's Audit Committee is comprised of all of the directors except Matthew P. Forrester. A majority of these members meets the requirements for independence set forth in the Listing Standards of the National Association of Securities Dealers. Mr. Anger retired from his position as an employee of the Bank in January, 1999, and Mr. Hensley provides certain legal services to the Bank.

                                   ACCOUNTANTS

     On May 18, 2000, the Holding Company engaged the accounting firm of BKD, LLP to examine the consolidated financial statements of the Holding Company for the fiscal year ending December 31, 2000. This action was taken following a recommendation of the Holding Company's Audit Committee to the Board of Directors to take such action and the approval of the change in auditors by the Board of Directors. Grant Thornton LLP, which had acted as the independent public accountant for the Holding Company since 1996 and audited its consolidated financial statements for 1998 and 1999, was notified of the Holding Company's decision.

     The audit reports issued by Grand Thornton LLP with respect to the Holding Company's consolidated financial statements for 1998 and 1999 did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles. During 1998 and 1999 (and any subsequent interim period), there had been no disagreements between the Holding Company and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make a reference to the subject matter of the disagreement in connection with its audit report. Moreover, none of the events listed in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during 1998 or 1999 or any subsequent interim period.

     Prior to its engagement, BKD, LLP had not been consulted by the Holding Company as to the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Holding Company's financial statements.

     BKD, LLP has served as auditors for the Holding Company since 2000. It is anticipated that a representative of BKD, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 2002.

     Accountants' Fees

     Audit Services. The aggregate fees billed by BKD, LLP for audit services relating to the audit of the 2001 Audited Financial Statements and for reviews of the Holding Company's financial statements included in its Forms 10-Q for the year 2001 were $50,551.

     Financial Information System Design and Implementation Fees. BKD, LLP did not bill the Holding Company for any information technology services rendered during 2001.

     All Other Fees. BKD, LLP billed the Holding Company $17,329 for services other than those described above rendered during 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 ("1934 Act") requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, the Holding Company believes that during the fiscal year ended December 31, 2001, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner; except that Charles J. McKay reported his acquisition of 100 shares on November 8, 2000, about two months late, Jonnie L. Davis reported the exercise of options for 1,100 shares on May 3, 2001, about six months late, Larry Fouse reported his sale of 110 shares on June 23, 2001, about five months late, and Mark Goley reported his sale of 457 shares on June 23, 2001, about five months late.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 13, 2003. Any such proposal should be sent to the attention of the Secretary of the Holding Company at 430 Clifty Drive, P.O. Box 1590, Madison, Indiana 47250. A shareholder proposal being submitted outside the process of Rule 14a-8 promulgated under the 1934 Act will be considered untimely if it is received by the Holding Company later than 45 days in advance of March 13, 2003. If the Holding Company receives notice of such proposal after such time, each proxy that the Holding Company receives will confer upon it the discretionary authority to vote on the proposal in the manner the proxies deem appropriate.

                                 OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                              By Order of the Board of Directors

                                              /s/ Matthew P. Forrester

                                              Matthew P. Forrester
March 13, 2002

REVOCABLE PROXY               RIVER VALLEY BANCORP
                         Annual Meeting of Shareholders
                                 April 17, 2002

     The undersigned hereby appoints Lonnie D. Collins and Larry C. Fouse, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of River Valley Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 430 Clifty Drive, Madison, Indiana, on Wednesday, April 17, 2002, at 3:00 p.m., and at any and all adjournments thereof, as follows:

1. The election as directors of all nominees listed below, except as marked to the contrary
                                                |_| FOR        |_| VOTE WITHHELD

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

      Michael J. Hensley          Fred W. Koehler            L. Sue Livers
                          (each for a three-year term)


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

 The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.
The undersigned acknowledges receipt from River Valley Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. __________________, 2002





                                        ----------------------------------------
                                                Signature of Shareholder


                                        ----------------------------------------
                                                Signature of Shareholder

                                Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.